Debt	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about borrowings [abstract]
Debt

9. Debt

As at	June 30, 2026	December 31, 2025
Debt opening balance	$—	$—
Drawdowns	355,000	113,000
Repayments	(120,000)	(113,000)
Debt closing balance	$235,000	$—

Revolving Credit Facility

The Revolving Credit Facility (“Credit Facility”) is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of mineral interests and other assets. During the quarter, Triple Flag renewed and upsized its Credit Facility and as a result, Triple Flag now has a Credit Facility of $1 billion with an additional uncommitted accordion of up to $300 million maturing on May 22, 2030. The Credit Facility is secured by TF Precious Metals under a General Security Agreement.

Advances under the Credit Facility can be drawn as follows:

●	Base rate loans with interest payable monthly at the greater of (a) the aggregate of (i) the Federal Funds Effective Rate and (ii) 1/2 of 1.0% per annum and (b) the Base Rate Canada depending upon the Company’s leverage ratio ; or
●	SOFR loans for periods of one, two, three or six months with interest payable at a rate of SOFR, plus between 1.325% and 2.75% per annum, depending on the Company’s leverage ratio.

As at June 30, 2026, the debt balance on the Credit Facility was $235.0 million (2025: nil). Finance costs for the three and six months ended June 30, 2026, were $1.2 million and $1.8 million, respectively (2025: $1.1 million and $1.9 million), including interest charges and standby fees. The Credit Facility includes covenants that require the Company to maintain certain financial ratios, including the Company’s leverage ratio. As at June 30, 2026, all such ratios and requirements were met.